NScore Series of Variable Annuities

National Security Life and Annuity Company

National Security Variable Account N

Supplement dated November 13, 2020

to the Prospectuses dated May 1, 2019

The following supplements and amends the prospectuses dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

National Security Variable Account N and The Funds

National Security is contemplating substituting certain portfolios available in National Security Variable Account N. Accordingly, the statements in the prospectus that we currently have no intention of substituting portfolios (in the fifth sentence of the fourth paragraph under the section entitled “National Security Variable Account N” and in the fifth sentence of the ninth paragraph under the section entitled “The Funds”) are hereby deleted. No substitution of a portfolio will be made to your contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.